Exhibit 10.3

SECOND AMENDMENT TO Second AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), is entered into as of May 12, 2017, by and among ARC GROUP WORLDWIDE, INC., a Utah corporation (the “Parent”), ADVANCED FORMING TECHNOLOGY, INC. a Colorado corporation (“AFT”), ARC WIRELESS, INC., a Delaware corporation (“Wireless”), FLOMET LLC, a Delaware limited liability company (“Flomet”), GENERAL FLANGE & FORGE LLC, a Delaware  limited liability company (“General Flange”), 3D MATERIAL TECHNOLOGIES, LLC, a Delaware limited liability company (“3D Material”), QUADRANT METALS TECHNOLOGIES LLC, a Delaware limited liability company (“Quadrant”), ARC METAL STAMPING, LLC, a Delaware limited liability company (“Stamping”), ADVANCE TOOLING CONCEPTS, LLC, a Colorado limited liability company (“Tooling”), ARC WIRELESS, LLC, a Delaware limited liability company (“Wireless LLC”), and THIXOFORMING LLC, a Colorado limited liability company (“Thixoforming” and together with AFT, Wireless, Flomet, General Flange, 3D Material, Quadrant, Stamping, Tooling and Wireless LLC, each a “Borrower” and, collectively the “Borrowers”) the Lenders (as defined below) party hereto, and the Administrative Agent (as defined below).

RECITALS:

WHEREAS, the Parent, the Borrowers party thereto, the lenders from time to time party thereto (the “Lenders”), and Citizens Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and Collateral Agent, are parties to the Second Amended and Restated Credit Agreement, dated as of September 29, 2016, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement, dated as of March 21, 2017 (as the same may be further amended, supplemented or otherwise modified from time to time, the “Second Amended and Restated Credit Agreement”).  Capitalized terms used but not defined herein shall have the meanings given to them in the Second Amended and Restated Credit Agreement; and

WHEREAS, the Parent and the Borrowers wish to amend the Second Amended and Restated Credit Agreement on the terms set forth herein;

WHEREAS, the Administrative Agent and the Lenders are willing to amend the Second Amended and Restated Credit Agreement as provided for herein;

NOW THEREFORE, in consideration of the premises and the agreements herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Interpretation.

1.1 Interpretation.  This Amendment shall be construed and interpreted in accordance with the rules of construction set forth in Sections 1.02,  1.03,  1.04,  1.05 and 1.06 of the Second Amended and Restated Credit Agreement.

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Section 2. Amendment to Second Amended and Restated Credit Agreement.

2.1 Amendment of Section 1.01 (Defined Terms).  Section 1.01 of the Second Amended and Restated Credit Agreement is hereby amended by adding the following new defined term in appropriate alphabetical order:

“New Hampshire Defense Contractor Capex” means Capital Expenditures in connection with the production of tools for the New Hampshire defense contractor customer of the Company in an amount not to exceed (a) $3,075,000 for the period of four consecutive fiscal quarters ending March 31, 2017, less any Tooling Capex made in such period, (b) $3,950,000 for the period of four consecutive fiscal quarters ending June 30, 2017, less any Tooling Capex made in such period, (c) $3,900,000 for the period of four consecutive fiscal quarters ending September 30, 2017, less any Tooling Capex made in such period, (d) $3,500,000 for the period of four consecutive fiscal quarters ending December 31, 2017, less any Tooling Capex made in such period, (e) $1,700,000 for the period of any four consecutive fiscal quarters ending March 31, 2018, less any Tooling Capex made in such period and (f) $0 for each period of four consecutive fiscal quarters ending thereafter.

2.2 Amendment of Section 1.01 (Defined Terms).  Section 1.01 of the Second Amended and Restated Credit Agreement is hereby amended by amending and restating the definition of “Fixed Charge Coverage Ratio” in its entirety as follows:

“Fixed Charge Coverage Ratio” means, for any period, the ratio of (a) Consolidated EBITDA minus the unfinanced portion of Capital Expenditures (other than (i) Tooling Capex, (ii) New Hampshire Defense Contractor Capex and (ii) Capital Expenditures made by any Borrower the Equity Interests of which are Disposed of in a Non-Core Business Disposition during such period) minus expense for taxes paid in cash (other than (i) any taxes resulting from any gains realized as a result of any Non-Core Business Disposition and (ii) any taxes attributable to the income of any Borrower the Equity Interests of which are Disposed of in a Non-Core Business Disposition during such period) minus Restricted Payments paid in cash minus earn-out obligations paid in cash to (b) Fixed Charges, all calculated for the Parent and its Subsidiaries for such period on a consolidated basis in accordance with GAAP.

2.3 Amendment of Section 7.13 (Payments, Prepayments, etc. of Indebtedness; Earn-out Payments).  Section 7.13 of the Second Amended and Restated Credit Agreement is hereby amended by adding the following proviso immediately following the second proviso thereof:

“; and  provided further that no prepayment of Subordinated Debt shall be made in reliance on this Section 7.13(a)(v) prior to the date on which a Compliance Certificate for the quarter ending April 1, 2018 has been delivered in accordance with Section 6.02(a).”

2.4 Amendment of Section 7.14 (Financial Covenant). Section 7.14 of the Second Amended and Restated Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 7.14.  Financial Covenant.  Permit the Fixed Charge Coverage Ratio as of the last day of any period of four consecutive fiscal quarters to be less than the greater of (i) the ratio

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set forth below opposite such day and (ii) the maximum fixed charge coverage ratio (as such term is defined in the Subordinated Loan Documents) or equivalent ratio permitted under the Subordinated Loan Documents as of such day:

Period Ending	Minimum Fixed Charge Coverage Level
October 2, 2016	1.10 to 1.00
January 2, 2016	1.10 to 1.00
April 2, 2017	1.10 to 1.00
June 30, 2017	0.85 to 1.00
October 1, 2017	0.90 to 1.00
December 31, 2017 and each fiscal quarter thereafter	1.10 to 1.00

”

Section 3. Effectiveness.
3.1 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following condition precedent:

(a) this Amendment shall have been (i) executed by the Parent, each Borrower, the Administrative Agent and each Lender and (ii) acknowledged by each of the other Loan Parties, and in each case, counterparts hereof as so executed or acknowledged shall have been delivered to the Administrative Agent, sufficient in number for distribution to the Administrative Agent, each Lender and the Parent; and

(b) and all fees of counsel to the Administrative Agent incurred in connection with this Amendment that are required to be paid pursuant to Section 10.04 of the Credit Agreement and for which the Borrower shall have received an invoice on or prior to the date hereof shall have been or will be substantially simultaneously paid.

3.2 Amendment Effective Date.  This Amendment shall be effective on the date upon which the conditions precedent set forth in Section 3.1 above are satisfied (such date, the “Amendment Effective Date”).

Section 4. Affirmation.

Each of the Loan Parties hereby consents and agrees to and acknowledges and affirms the terms of this Amendment.  Each of the Loan Parties hereby further agrees that their respective obligations under the Second Amended and Restated Credit Agreement, the Guarantee and

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Collateral Agreement and each of the other Loan Documents shall remain in full force and effect and shall be unaffected hereby.

Section 5. Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders party hereto as follows:
5.1 Power and Authority. It has all requisite power and authority to execute and deliver this Amendment and perform its obligations hereunder.

5.2 Authorization.  It has taken all necessary corporate or limited liability company action, as applicable, to duly authorize the execution and delivery of, and performance of its obligations under, this Amendment and this Amendment has been duly executed and delivered by its duly authorized officer or officers.

5.3 Non-Violation.  The execution and delivery of this Amendment and the performance and observance by it of the terms and provisions hereof (a) do not violate or contravene its Organization Documents or any applicable Laws or (b) conflict with or result in a breach or contravention of any provision of, or constitute a default under, any other agreement, instrument or document binding upon or enforceable against it.

5.4 Validity and Binding Effect.  Upon satisfaction of the conditions set forth in Section 5.1 above, this Amendment shall constitute a legal, valid and binding agreement of such Loan Party, enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity and principles of good faith and fair dealing.

5.5 Representations and Warranties in Second Amended and Restated Credit Agreement.  The representations and warranties of each Loan Party contained in the Second Amended and Restated Credit Agreement as modified hereby are true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date.

5.6 No Consent.  No consent, exemption, authorization or approval of, registration or filing with, or any other action by, any Governmental Authority is required in connection with this Amendment or the execution, delivery, performance, validity or enforceability of this Amendment, except consents, exemptions, authorizations, approvals, filings and actions which have been obtained or made and are in full force and effect.

5.7 No Event of Default. No Default or Event of Default exists before, nor will occur immediately after, giving effect to this Amendment or as a result of observing any provision hereof.

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Section 6. Miscellaneous.
6.1 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
6.2 Survival of Representations and Warranties. All representations and warranties made hereunder shall survive the execution and delivery of this Amendment.

6.3 Severability.  Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6.4 Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

6.5 Loan Documents Unaffected.  Each reference to the Second Amended and Restated Credit Agreement in any Loan Document shall hereafter be construed as a reference to the Second Amended and Restated Credit Agreement as modified hereby.  Except as otherwise specifically provided, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Second Amended and Restated Credit Agreement or any other Loan Document, nor alter, modify, amend or in any way affect any provision of the Second Amended and Restated Credit Agreement or any other Loan Document, including, without limitation, the guarantees, pledges and grants of security interests, as applicable, under each of the Collateral Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  This Amendment is a Loan Document.

6.6 Entire Agreement.  This Amendment, together with the Second Amended and Restated Credit Agreement and the other Loan Documents, integrates all the terms and conditions mentioned herein or incidental hereto and supersede all oral representations and negotiations and prior writings with respect to the subject matter hereof.

6.7 Acknowledgments. Each Loan Party hereby acknowledges that:

(a) it has consulted and been advised by its own legal counsel in the negotiation, execution and delivery of this Amendment and the other Loan Documents and it has consulted its own accounting, regulatory and tax advisors to the extent it has deemed appropriate;

(b) it is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Amendment and by the other Loan Documents;

(c) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Loan Party arising out of or in connection with this Amendment or any of the other Loan Documents, and the relationship between the Administrative Agent and the Lenders, on one hand, and the Loan Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor;

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(d) the Lenders have no obligation to the Loan Parties or any of their respective Affiliates with respect to the transactions contemplated by this Amendment and by the other Loan Documents, except any obligations expressly set forth in this Amendment and in the other Loan Documents;

(e) the Lenders and their Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Loan Parties and their respective Affiliates, and the Lenders have no obligation to disclose any of such interests to the Loan Parties or any of their respective Affiliates; and

(f) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Loan Parties and the Lenders.

6.8 Release.  Immediately upon the execution and acceptance of this Amendment, each Loan Party and each of their respective successors, assigns, subsidiaries, affiliates, insurers, employees, attorneys, agents, representatives and other persons and/or entities connected therewith, hereby fully and forever compromises, settles, releases, acquits and discharges the Administrative Agent, the Lenders, the Arranger and their respective Affiliates (collectively, the “Released Parties”) and each of the Released Parties’ present, former and future directors, officers, employees, agents, partners, trustees, advisors or other representatives and other persons and/or entities connected therewith (collectively, the “Releasees”) from any and all debts, claims, demands, liabilities, responsibilities, disputes, causes, damages, actions, causes of action (whether at law and/or in equity) and obligations of every nature whatsoever (whether liquidated or unliquidated, known or unknown, asserted or unasserted, foreseen or unforeseen, matured or unmatured, fixed or contingent) that each Loan Party has, had and/or may claim to have against any of the Releasees which arise from or relate to any actions which any of the Releasees have and/or may have taken or have and/or may have omitted to take prior to the date this Agreement was executed and, without limiting the foregoing, with respect to the Second Amended and Restated Credit Agreement and/or any documents executed and/or delivered in connection with the foregoing.

6.9 Counterparts.  This Amendment may be executed by the parties hereto separately in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.  Transmission by a party to another party (or its counsel) via facsimile or electronic mail of a signed copy of this Amendment (or a signature page of this Amendment) shall be as fully effective as delivery by such transmitting party to the other parties hereto of a counterpart of this Amendment that had been manually signed by such transmitting party.

6.10 Governing Law.  THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).  TO THE FULLEST EXTENT PERMITTED BY LAW, THE PARENT, EACH BORROWER, AND EACH GUARANTOR BY ITS

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ACKNOWLEDGMENT HEREOF HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK GOVERNS THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS.

6.11 Jury Trial Waiver.  EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS (INCLUDING, WITHOUT LIMITATION, ANY AMENDMENTS, WAIVERS OR OTHER MODIFICATIONS RELATING TO ANY OF THE FOREGOING), OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.

Advanced Forming Technology, Inc., as a Borrower By: __/s/ Drew M. Kelley_________________________ Name: Drew M. Kelley Title: CFO
ARC WIRELESS, INC., as a Borrower By: __/s/ Drew M. Kelley_________________________ Name: Drew M. Kelley Title: CFO
FLOMET LLC, as a Borrower By: __/s/ Drew M. Kelley________________________ Name: Drew M. Kelley Title: CFO

[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement]

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GENERAL FLANGE & FORGE LLC, as a Borrower By: __/s/ Drew M. Kelley________________________ Name: Drew M. Kelley Title: CFO
TEKNA SEAL LLC, as a Borrower By: __/s/ Drew M. Kelley________________________ Name: Drew M. Kelley Title: CFO
3D MATERIAL TECHNOLOGIES, LLC, as a Borrower By: __/s/ Drew M. Kelley________________________ Name: Drew M. Kelley Title: CFO

[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement]

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Quadrant metals technologies llc, as a Borrower

By:  __/s/ Drew M. Kelley________________________

Name: Drew M. Kelley

Title: CFO

ARC WIRELESS, llc, as a Borrower

By:  __/s/ Drew M. Kelley________________________

Name: Drew M. Kelley

Title: CFO

THIXOFORMING llc, as a Borrower

By:  __/s/ Drew M. Kelley________________________

Name: Drew M. Kelley

Title: CFO

 ARC METAL STAMPING, llc, as a Borrower

By:  __/s/ Drew M. Kelley________________________

Name: Drew M. Kelley

Title: CFO

ADVANCE TOOLING CONCEPTS, llc, as a Borrower

[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement]

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By: __/s/ Drew M. Kelley________________________ Name: Drew M. Kelley Title: CFO ARC GROUP WORLDWIDE, INC., as the Parent

[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement]

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By: __/s/ Drew M. Kelley___________________ Name: Drew M. Kelley Title: CFO

[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement]

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CITIZENS BANK, N.A., as Administrative Agent and Collateral Agent and as a Lender
By:	/s/ Alex D’Alessandro
	Name:	Alex D’Alessandro
	Title:	Senior Vice President

[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement]

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